Exhibit 10.15

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (this “Agreement”), is entered into effective as of November 3, 2015, by and between CANNASYS, INC., a Nevada corporation (“CannaSys”), and MHB, INC., a Colorado corporation doing business as Mile High Brands (the “MHB”). CannaSys and MHB are hereinafter referred to individually, as a “Party,” or collectively, the “Parties.”

Recitals

A.           MHB desires to issue and deliver 10,000,000 shares of MHB’s common stock, no par value (the “MHB Shares”) and to grant to CannaSys a 10% interest in the gross revenues of MHB, in exchange for the issuance and delivery of 10,000,000 shares of CannaSys’ common stock, par value $0.001 (the “CannaSys Shares”) on the terms and subject to the conditions set forth in this Agreement (the “Exchange”). At the effective time of the Exchange, CannaSys and MHB shall organize a corporation (the “Company”) under the laws of the state of Nevada, which will be operated and governed in accordance with articles or a certificate of incorporation, bylaws, and other organizational documents (the “Company Charter”). The Company will be structured in a manner to consolidate the Company’s financial statements with the financial statements of CannaSys. Such consolidation treatment shall be effected through a greater than 50% voting interest held by CannaSys, board control of CannaSys, or any combination of the foregoing or other provisions as the Parties may determine.  Certain other formation documents related to the Company, with terms and conditions as are usually customary in similar agreements to be completed and executed by the Parties within 30 days after the execution of this Agreement, as provided below.

B.           The Parties deem it advisable and in their respective shareholders’ best interests to effect the Exchange contemplated by this Agreement.

Agreement

NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference), the respective representations, warranties, covenants, and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the Parties agree as follows:

Article 1
Definitions

Section 1.01                                Definitions. The terms defined in this section (except as herein otherwise expressly provided or unless the context clearly indicates otherwise) shall have the meanings set forth below:

“Agreement” means this Share Exchange Agreement, including the Exhibit hereto, as amended, modified, supplemented, restated, or renewed from time to time.

“Applicable Law” means any domestic or foreign law, statute, regulation, rule, policy, guideline, or ordinance.

 “Authorizations” means franchises, tariffs, licenses, ordinances, certifications, approvals, authorizations, and permits.

“CannaSys” means CannaSys, Inc., a Nevada corporation.

 “CannaSys Representatives” has the meaning specified in Section 8.03(a).

“Closing Date” has the meaning specified in Section 2.02(b).

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Colorado Law” means laws governing corporations under the Colorado Corporate Code, as amended.

“Company Charter” means the articles or certificate of organization, bylaws, and other governing instruments to be prepared at the earlies practicable date following the closing of the Exchange pursuant to this Agreement in such form as may be approved by the CannaSys board of directors.

“Confidential Information” has the meaning specified in Section 8.03(d).

“Exchange” has the meaning specified in the Recitals.

“CannaSys Shares” has the meaning specified in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

 “GAAP” means generally accepted accounting principles in the United States.

“Gross Revenue Assignment” means that certain assignment of a 10% interest in the gross revenues of MHB as provided in that certain separate document of the same name to be executed and delivered pursuant to Exhibit “A” of this Agreement.

“Material Adverse Effect” means any event, change, or effect that has or would have a materially adverse effect on the financial condition, business, or results of operations of an entity or group of entities, taken as a whole.

“MHB” means MHB, Inc., a Colorado corporation doing business as Mile High Brands.

“MHB Financial Statements” has the meaning specified in Section 3.09.

“MHB Representatives” has the meaning specified in Section 8.03(a).

“MHB Shares” as the meaning specified in the Recitals.

 “Nevada Law” means laws governing corporations under the Nevada Revised Statutes, as amended.

 “Party” or collectively, the “Parties” means the signers of this Agreement.

“Person” means an individual, corporation, partnership, limited liability company, association, trust, unincorporated organization, other entity, or group.

 “SEC” means the United States Securities and Exchange Commission.

“SEC Reports” has the meaning specified in Section 4.08.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

 “Tax” (and, with correlative meanings, “Taxes” and “Taxable”) means:

(a)           any income tax; alternative or add-on minimum tax; gross receipts tax; sales tax; use tax; ad valorem tax; transfer tax; franchise tax; profits tax; license tax; withholding tax; payroll tax; employment tax; excise tax; severance tax; stamp tax; occupation tax; property tax; environmental or windfall profit tax; custom, duty or other tax; impost; levy; governmental fee; or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax, or additional amount imposed with respect thereto by any governmental or Tax authority responsible for the imposition of any such tax (domestic or foreign);

(b)           any liability for the payment of any amounts of the type described in clause (a) above as a result of being a member of an affiliated, consolidated, combined, or unitary group for any Taxable period; and

(c)           any liability for the payment of any amounts of the type described in clauses (a) or (b) above as a result of any express or implied obligation to indemnify any other Person.

“Tax Return” means any return, report, declaration, form, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto and any amendment thereof.

Article 2
Share Exchange

Section 2.01                                Share Exchange.  Upon the terms and conditions of this Agreement, on the Closing Date (as defined below):

(a)           MHB shall:

(i)           issue and deliver the MHB Shares to CannaSys, and

(ii)           execute and deliver that certain Gross Revenue Assignment in the form attached hereto as Exhibit “A” and incorporated herein by reference,

all in consideration of the CannaSys Shares to be issued and delivered to MHB as provided below; and

(b)           CannaSys shall issue and deliver the CannaSys Shares to MHB, in consideration of the MHB Shares to be issued and delivered to CannaSys, as provided above and the assignment of a 10% interest in the gross revenues of MHB pursuant to the Gross Revenue Assignment.

Section 2.02                                Closing Date.

(a)           On the Closing Date, MHB will deliver a certificate representing the MHB Shares, registered in the name of CannaSys, and CannaSys will deliver a certificate representing the CannaSys Shares to MHB.  Subject to the satisfaction of the conditions set forth in Articles 5 and 6. The time and date of such deliveries shall be 9:00 a.m., Denver time, on a date and at a place to be specified by the Parties (the “Closing Date”), which date shall be no later than the day after satisfaction or waiver of the latest to occur of the conditions set forth in Articles 5 and 6. Immediately following the Closing Date, the CannaSys Shares will represent 49.75% of the then issued and outstanding shares of MHB, and the MHB Shares will represent 46.19% of the then issued and outstanding shares of CannaSys.

(b) The additional documents required by Articles 5 and 6 or requested by CannaSys pursuant to Section 8.01, will be delivered at the Closing Date at the offices of CannaSys, at 1720 S. Bellaire Street, Suite 325, Denver, Colorado 80222.

Section 2.03                                Restrictions on CannaSys Shares and MHB Shares. Issuance and delivery of the MHB Shares and the issuance and delivery of the CannaSys Shares in the Exchange in accordance with this Agreement will be subject to certain restrictions under the Securities Act and Regulation D promulgated by the SEC thereunder and certain applicable state securities laws, based in part on the representations, acknowledgment, and covenants set forth herein. The CannaSys Shares and the MHB Shares must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available; CannaSys is under no obligation to register the CannaSys Shares under the Securities Act or under Section 12 of the Exchange Act.  MHB is under no obligation to register the MHB Shares under the Securities Act or under Section 12 of the Exchange Act.  CannaSys hereby confirms that it has never been a shell company, that it has never been requested by the SEC to disclose that it, or any predecessor entity of the public vehicle is or has ever been a shell company, and that the CannaSys Shares may be eligible to have any restrictions removed in connection with a sale of the shares in accordance Rule 144; and the certificates representing the CannaSys Shares will bear a legend so restricting the sale of such shares.

Section 2.04                                Board of Directors. Effective as of and after the Closing Date: (a) the board of directors of CannaSys will adopt a resolution appointing David H. Wollins as a member of the CannaSys board of directors; and (b) the board of directors of the MHB will adopt a resolution appointing Michael A. Tew as a member of the board of directors of MHB.

Article 3
Representations and Warranties of MHB

MHB hereby represents and warrants as follows to CannaSys as of the date hereof and at and as of the Closing Date:

Section 3.01                                Authority. MHB has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby (subject to adoption of this Agreement by a majority of MHB’s shareholders as described in Section 8.01 hereof). The execution and delivery of this Agreement by MHB and the consummation by MHB of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no other corporate proceedings on the part of MHB are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by MHB and, assuming the due authorization, execution, and delivery thereof by CannaSys, constitutes the legal, valid, and binding obligation of MHB, enforceable against MHB in accordance with its terms, except that: (a) such enforcement may be subject to applicable bankruptcy, insolvency, or other similar laws, now or hereafter in effect affecting creditors’ rights generally; and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court or the Arbitration Panel before which any proceeding therefor may be brought.

Section 3.02                                Organization and Good Standing. MHB is a corporation duly organized and existing in good standing under Colorado Law. MHB has full corporate power and authority to carry on its business as now conducted and to own or lease and operate the properties and assets now owned or leased and operated by it. MHB is duly qualified to transact business in the state of Colorado and in all states and jurisdictions in which the business or ownership of its property makes it necessary so to qualify, except for jurisdictions in which the nature of the property owned or business conducted, when considered in relation to the absence of serious penalties, renders qualification as a foreign corporation unnecessary as a practical matter.

Section 3.03                                Litigation and Proceedings.  There are no actions, suits, or proceedings pending or, to the knowledge of MHB, threatened by or against, or affecting MHB or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind; MHB does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

Section 3.04                                Material Contract Defaults.  MHB is not in default in any respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of MHB, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which MHB has not taken adequate steps to prevent such a default from occurring.

Section 3.05                                Taxes.  All federal, state, local, and foreign Tax returns and Tax reports required to be filed by or on behalf of MHB have been filed with the appropriate governmental agency and all jurisdictions in which such reports are required to be filed and all Taxes which have become due pursuant to such tax returns or to any assessment which has become payable have been paid.

Section 3.06                                No Conflict with Other Instruments.  The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which MHB is a party or to which any of its properties or operations are subject.

Section 3.07                                Compliance with Laws and Regulations.  MHB has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of MHB or except to the extent that noncompliance would not result in the incurrence of any material liability for MHB.

Section 3.08                                Information.  The information concerning MHB set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 3.09                                Financial Statements. The audited financial statements for MHB for the period from inception of August 27, 2014, through September 30, 2014, and the unaudited financial statements for the period commencing October 1, 2014, and ending June 30, 2015 (the “MHB Financial Statements”) have been prepared from MHB’s books and records by its management and audited by its independent public accountants. MHB will provide MHB Financial Statements to CannaSys on or before November 1, 2015. MHB Financial Statements: (a) are true, complete, correct, and fairly present MHB’s financial condition, assets, liabilities, and results of operations as of the dates thereof and for the periods indicated in conformity with GAAP applied throughout the periods involved, except as explained in the notes to such financial statements; and (b) contain and reflect all necessary adjustments for a fair and accurate presentation of the financial condition as of such dates. There has not been any change between the date of MHB Financial Statements and the date of this Agreement that would have a Material Adverse Effect on MHB. Except as and to the extent reflected or reserved against in such MHB Financial Statements, or otherwise expressly disclosed therein, MHB has no liabilities or obligations, contingent or otherwise, of a nature required to be reflected in MHB Financial Statements in accordance with GAAP consistently applied.

Section 3.10                                Liabilities and Obligations.

(a)           Except to the extent set forth in MHB Financial Statements, no liabilities or obligations of any nature (whether accrued, absolute, contingent, or otherwise) secured by a pledge or a lien on any of its assets.  CannaSys is expressly aware of any and all license fee obligations of MHB due and payable in 2015.

(b)           Except as set forth in MHB Financial Statements, no Person with which MHB is affiliated is indebted to MHB, and MHB has no indebtedness or liability to any shareholder or any corporation or entity with which it is affiliated.

(c)           MHB is not in default under any evidence of indebtedness for borrowed money.

Section 3.11                                Accounts Receivable/Payable. Except as set forth in MHB Financial Statements, MHB has no accounts receivable, unbilled invoices, and other debts. There has been no material adverse change since the date of MHB Financial Statements in any accounts receivable or other debts due MHB or the allowances with respect thereto or accounts payable of MHB from that reflected in MHB Financial Statements.

Section 3.12                                Certain Contracts and Restrictions. MHB has previously provide CannaSys with copies of each agreement, contract, or commitment (including any amendments thereto) to which MHB is a party or by which MHB is bound involving consideration during the next 12 months in excess of $10,000 or that is otherwise material to the assets, liabilities, financial condition, results of operations or current or future business of MHB, taken as a whole. As of the date of this Agreement, MHB has fully complied with all material terms and conditions of all such agreements, contracts, and commitments and all such agreements, contracts, and commitments are in full force and effect. All such agreements, contracts, and commitments are not subject to any memorandum or other written document or understanding permitting cancellation, and MHB has no knowledge of any defaults thereunder or any cancellations or modifications thereof.

Section 3.13                                Filings. MHB has made all filings and reports required under all Applicable Laws respecting its business and of any predecessor entity, except filings and reports in those jurisdictions in which the nature of the property owned or business conducted, when considered in relation to the absence of serious penalties, renders the required filings or reports unnecessary as a practical matter.

Section 3.14                                Certain Activities. MHB has not, directly or indirectly, engaged in or been a party to any of the following activities:

(a)           bribes, kickbacks, gratuities, or any other payments to any Person, including domestic or foreign government officials, whether legal or not legal, to obtain or retain business or to receive favorable treatment of any nature regarding business (excluding commissions or gratuities paid or given in full compliance with Applicable Law and constituting ordinary and necessary expenses incurred in carrying on its business in the ordinary course);

(b)           contributions (including gifts), whether legal or not legal, made to any domestic or foreign political party, political candidate, or holder of political office;

(c)           holding of or participation in bank accounts, funds, or pools of funds created or maintained in the United States or any foreign country, without being reflected on the corporate books of account, or as to which receipts or disbursements therefrom have not been reflected on such books, the purpose of which is to obtain or retain business or to receive favorable treatment regarding business;

(d)           receipt or disbursement of monies, the actual nature of which has been improperly disguised or intentionally erroneously recorded on or improperly omitted from the corporate books of account;

(e)           payment of fees to domestic or foreign consultants or commercial agents that exceed the reasonable value of the ordinary and customary consulting and agency services purported to have been rendered;

(f)           payment or reimbursement (including gifts) to MHB personnel for the purpose of enabling them to expend time or to make contributions or payments of the kind or for the purposes referred to in subparagraphs (a) through (e) above;

(g)           participation in any manner in any activity that is illegal under the international boycott provisions of the Export Administration Act or the international boycott provisions of the Code, or the guidelines or regulations thereunder; and

(h)           the making or permitting of unlawful charges, mischarges, or defective or fraudulent pricing under any contract or subcontract with any department, agency, or subdivision of the United States government, any state or municipal government, or any foreign government.

Section 3.15                                Authorizations and Required Consents. MHB has all required authorizations necessary to conduct its business as currently conducted or proposed to be conducted all authorizations relating to the business of MHB are in full force and effect, no violations have been made in respect thereof, and no proceeding is pending or threatened that could have the effect of revoking or limiting any such Authorizations and the same will not cease to remain in full force and effect by reason of the transactions contemplated by this Agreement.

Section 3.16                                Validity of Agreement. Neither the execution nor the delivery of this Agreement by MHB, nor the performance by MHB of any of the covenants or obligations to be performed by MHB hereunder, will result in any violation of any order, decree, or judgment of any court or other governmental body, or Applicable Law to MHB, or in any breach of any terms or provisions of the articles of incorporation or the bylaws MHB, or constitute a default under any indenture, mortgage, deed of trust, or other contract to which MHB is a party or by which MHB is bound.

Section 3.17                                Finder’s Fees. No broker or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of MHB.

Section 3.18                                Purchase for Own Account. MHB and its shareholders are acquiring the CannaSys Shares for their own accounts and not with a view to the distribution thereof in violation of the Securities Act.

Section 3.19                                Private Placement. MHB and its shareholders understand that (i) the CannaSys Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by CannaSys in a transaction exempt from the registration requirements thereof and (ii) the CannaSys Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder. MHB represents that it is an institutional “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act).

Section 3.20                                Legend. Each certificate representing an Exchange Share will bear a legend similar to the following effect unless CannaSys determines otherwise in compliance with applicable law:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

Section 3.21                                Capitalization. The authorized capital stock of MHB consists of 40,000,000 shares of common stock, no par value, of which no more than 10,100,000 shares are, and shall be on the Closing Date, considered issued and outstanding, although the certificates representing the common shares have not been executed and delivered to its shareholders. The shares of common stock described above constitute the only outstanding shares of capital stock of MHB of any nature whatsoever, voting and nonvoting. The common shares are validly issued, fully paid, and nonassessable and are not subject to any restrictions on transfer, except those imposed by the applicable federal and state securities laws. The shares of common stock have not been certificated, and the Company has not executed or delivered certificates for shares of its common stock in excess of the number of shares of MHB common stock set forth in this section. There are no outstanding options, warrants, rights, calls, commitments, conversion rights, plans, or other agreements of any character providing for the purchase, issuance or sale of, or any securities convertible into, capital stock of MHB, whether issued, unissued or held in its treasury. There are no treasury shares.

Article 4

Representations and Warranties of CannaSys

CannaSys represents and warrants to MHB as of the date hereof and at an as of the Closing Date that:

Section 4.01                                 Existence and Power. CannaSys is duly organized and validly existing under the laws of the state of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

Section 4.02                                Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of CannaSys, and this Agreement is a valid and binding obligation of CannaSys, enforceable against it in accordance with its terms.

Section 4.03                                Valid Issuance. The CannaSys Shares have been duly authorized by all necessary corporate action. When issued and sold against receipt of the consideration therefor, the CannaSys Shares will be validly issued, fully paid and nonassessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights.

Section 4.04                                Non-Contravention. The execution, delivery and performance of this Agreement will not conflict with, violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, any provision of the organizational or governing documents of CannaSys.

Section 4.05                                Purchase for Own Account. CannaSys is acquiring the MHB Shares for its own account and not with a view to the distribution thereof in violation of the Securities Act.

Section 4.06                                Private Placement. CannaSys understands that (i) the MHB Shares have not been registered under the Securities Act or any state securities laws, by reason of their issuance by MHB in a transaction exempt from the registration requirements thereof and (ii) the MHB Shares may not be sold unless such disposition is registered under the Securities Act and applicable state securities laws or is exempt from registration thereunder. CannaSys represents that it is an institutional “accredited investor” (as defined in Rule 501(a) of Regulation D under the Securities Act).

Section 4.07                                Legend. Each certificate representing a Share will bear a legend similar to the following effect unless MHB determines otherwise in compliance with applicable law:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER THIS SHARE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

Section 4.08                                Filings; Financial Statements.  True and complete copies of all Annual Reports on Form 10-K; all Quarterly Reports on Form 10-Q; all proxy, information, or consent solicitation statements relating to meetings of shareholders or consents in lieu thereof (whether annual or special); all Current Reports on Form 8-K; and all other reports, schedules, registration statements, or other documents, and amendments thereto, filed with the SEC by CannaSys since its inception (the “SEC Reports”) are available to MHB through the SEC’s website at www.sec.gov.

Section 4.09                                Finder’s Fees. No broker or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of CannaSys.

Article 5
Conditions Precedent to the Obligations of CannaSys

The obligations of CannaSys pursuant to this Agreement are, at the option of CannaSys, subject to the fulfillment to CannaSys’s satisfaction on or before the Closing Date of each of the following conditions:

Section 5.01                                Execution of this Agreement. MHB has duly executed and delivered this Agreement to CannaSys, and all corporate action required to consummate the Exchange and the other transactions contemplated hereby shall have been duly and validly taken by MHB.

Section 5.02                                Representations and Warranties Accurate. All representations and warranties of MHB contained in this Agreement shall have been true in all material respects as of the Closing Date.

Section 5.03                                Performance of MHB and its Shareholders. MHB and its shareholders shall have performed and complied with all agreements, terms, and conditions required by this Agreement to be performed or complied with by them.

Section 5.04                                Obligations to Third Parties. There shall be no loans or obligations outstanding from MHB to any third party, except those incurred in the ordinary course of business or as otherwise disclosed to CannaSys.

Section 5.05                                Outstanding Obligations to Employees. There shall be no outstanding claims, loans, or obligations of MHB owed to any of its employees or officers.

Section 5.06                                Approval of Exchange. The Exchange shall have been duly approved by MHB’s board of directors.

Section 5.07                                Financial and Other Conditions. MHB shall have no contingent or other liabilities connected with its business, except as disclosed in MHB Financial Statements or that otherwise have been incurred in the ordinary course of business and have otherwise been disclosed to CannaSys. The review of MHB’s business, premises, and operations and MHB Financial Statements by CannaSys, at its expense, shall be satisfactory to CannaSys and shall not have revealed any matter that, in the sole judgment of CannaSys, makes the Exchange on the terms herein set forth inadvisable for CannaSys.

Section 5.08                                Legal Prohibition; Regulatory Consents. On the Closing Date, there shall exist no injunction or final judgment, or any applicable law prohibiting the consummation of the transactions contemplated by this Agreement. Any required governmental or regulatory consents shall have been obtained.

Section 5.09                                All Contracts Continued. All lines of credit, debts, financing arrangements, leases, and other contracts of MHB shall be acceptable to CannaSys and shall continue under their present terms and conditions after the Closing Date and all approvals to effect the transactions contemplated hereby required by the foregoing instruments and arrangements shall have been obtained by the Closing Date.

Article 6
Conditions Precedent to the Obligations of MHB

The obligations of MHB under this Agreement are, at the option of MHB, subject to the fulfillment to MHB’s satisfaction on or before the Closing Date of each of the following conditions:

Section 6.01                                Execution and Approval of Agreement. CannaSys shall have duly executed and delivered this Agreement to MHB, and all corporate action required to consummate the Exchange and the other transactions contemplated hereby shall have been duly and validly taken by CannaSys.

Section 6.02                                CannaSys Shares. The CannaSys Shares to be received by MHB’s shareholders shall be free and clear of any liens, encumbrances, or other obligations, except as may be imposed pursuant to the Securities Act.

Section 6.03                                Representations and Warranties. The representations and warranties made to MHB in this Agreement or in any document, statement, list, or certificate furnished pursuant hereto shall be true and correct as of the Closing Date.

Section 6.04                                Financial and Other Conditions. CannaSys shall have no contingent or other liabilities connected with its business, except as disclosed in the financial statements included in the SEC Reports or that otherwise have been incurred in the ordinary course of business and have otherwise been disclosed to MHB. The review of CannaSys’s business, premises, operations, and financial statements by MHB, at its expense, shall be satisfactory to MHB and shall not have revealed any matter that, in the sole judgment of MHB, makes the Exchange on the terms herein set forth inadvisable for MHB.

Section 6.05                                Approval of Exchange. The Exchange shall have been duly approved by CannaSys’s board of directors pursuant to Nevada Law.

Section 6.06                                Securities Filings. CannaSys shall have filed all required periodic reports under the Exchange Act and shall have made all other such filings with the SEC and state securities regulators as may be required by Applicable Law.

Section 6.07                                Governmental Proceedings. No action or proceeding before any court or other governmental body shall be instituted that prohibits or invalidate the Exchange, or threatens to prohibit or invalidate the Exchange, or which may affect the right of MHB to own the CannaSys Shares after the Closing Date.

Section 6.09                                Shareholder List. CannaSys shall provide MHB with a complete list of its shareholders at least three days prior to the Closing Date.

Article 7
Survival

The representations and warranties made by the Parties in this Agreement and all of the covenants of the Parties in this Agreement shall survive the execution and delivery of this Agreement and the Closing Date and shall expire on the 12-month anniversary of the Closing Date. Any claim for indemnification shall be effective only if notice of such claim is given by the Party claiming indemnification or other relief on or before the 24-month anniversary of the Closing Date.

Article 8
Certain Covenants and Additional Agreements of the Parties

Section 8.01                                Effectiveness of Representations, Warranties, and Agreements. Prior to the execution of this Agreement, each Party has made available to the other Party the opportunity to review any disclosures made pursuant to this Agreement. Each Party has been afforded the opportunity to engage its own attorneys, accountants, and other advisers to assist in the review of this Agreement and other information related to the other Party and has made its own decision respecting the extent to which such Party has engaged such attorneys, accountants, and other advisers. The representations, warranties, and agreements of each Party shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the other Party, any Person controlling such Party, or any of its officers, directors, managers, partners, representatives, attorneys, accountants, or agents, whether before or after the execution of this Agreement.

Section 8.02                                Access and Information.

(a)           CannaSys shall: (i) afford MHB and its officers, directors, employees, accountants, consultants, legal counsel, agents, and other representatives (collectively, the “MHB Representatives”) reasonable access at reasonable times, upon reasonable prior notice, to the officers, directors, employees, agents, properties, offices, and other facilities of CannaSys (including any subsidiary) and to the books and records thereof; and (ii) furnish promptly to MHB and MHB Representatives such information concerning the business, properties, contracts, records, and personnel of CannaSys (including financial, operating, and other data and information) as may be reasonably requested, from time to time, by MHB and MHB Representatives.

(b)           MHB shall: (i) afford to CannaSys and its officers, directors, employees, accountants, consultants, legal counsel, agents, and other representatives (collectively, the “CannaSys Representatives”), reasonable access at reasonable times, upon reasonable prior notice, to the officers, directors, employees, accountants, agents, properties, offices, and other facilities of MHB and to the books and records thereof; and (ii) furnish promptly to CannaSys and the CannaSys Representatives such information concerning the business, properties, contracts, records, and personnel of MHB (including financial, operating, and other data and information) as may be reasonably requested, from time to time, by CannaSys and the CannaSys Representatives.

(c)           Notwithstanding the foregoing provisions of this section, no Party shall be required to grant access or furnish information to the other Party to the extent that such access to or the furnishing of such information is prohibited by Applicable Law. No investigation by the Parties made heretofore or hereafter shall affect the representations and warranties of the Parties that are herein contained, and each such representation and warranty shall survive such investigation.

(d)           The information received pursuant to this section shall be deemed to be “Confidential Information.” Each Party agrees that it will treat in confidence all documents, materials, and other Confidential Information that it shall have obtained regarding the other Party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein, and the preparation of this Agreement and other related documents. Such documents, materials, and other Confidential Information shall not be communicated to any third Person (other than to such Party’s respective counsel, accountants, financial advisers, or lenders) and shall not be used for any purpose to the detriment of the other Party. No Party shall use any Confidential Information in any manner whatsoever except solely for the purpose of evaluating a possible business relationship with the other Party. No Party and no MHB Representative or CannaSys Representative will, during the term of this Agreement or at any time during the two years thereafter, irrespective of the time, manner, or cause of termination of this Agreement, use, disclose, copy, or assist any other Person in the use, disclosure, or copying of any documents, materials, or other Confidential Information of the other Party.

Section 8.03                                No Representation or Opinions Regarding Certain Legal Matters.

(a)           No representation or warranty is being made or legal opinion given by any Party to any other regarding the treatment of this transaction for federal or state income taxation. Each Party has relied exclusively on its own legal, accounting, and other tax advisers regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other Party or such other Party’s legal, accounting, or other advisers.

(b)           Notwithstanding the covenants respecting reliance on an exemption from registration under the Securities Act and limited preemption under applicable laws set forth in this Article 7, each Party acknowledges that it has relied exclusively on its own legal advisers regarding the availability of such exemption and preemption and on no representation, warranty, or assurance from any other Party or such other Party’s legal advisers. Inasmuch as the basis for relying on exemptions is factual, depending on the conduct of the Parties and their representatives in connection with the Exchange and soliciting shareholder consents, the Parties will not receive a legal opinion to the effect that this Exchange and the issuance of CannaSys Shares are exempt or preempted from registration under any federal or state law. Instead, the Parties will rely on the operative facts as documented by them as their basis for such exemptions.

Section 8.04                                Further Assurances. Each Party shall use all reasonable efforts to: (a) take, or cause to be taken, all appropriate action, and do, or cause to be done, all things necessary, proper, or advisable under Applicable Laws or otherwise to consummate and make effective the transactions contemplated by this Agreement; (b) obtain from any governmental entities any consents, waivers, Authorizations, or orders required to be obtained or made by them or any subsidiary in connection with the authorization, execution, and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the Exchange; (c) make all necessary filings, and thereafter make any other required submissions, respecting this Agreement and the Exchange required under: (i) the Securities Act and the Exchange Act, and the rules and regulations thereunder, and any other applicable federal or state securities laws; and (ii) any other Applicable Law; and, each Party shall cooperate with the other in connection with the making of all such filings, including providing copies of all such documents to the other Party and its advisers prior to the filings and, if requested, shall accept all reasonable additions, deletions, or changes suggested in connection therewith. Each Party shall furnish all information required for any application or other filing to be made pursuant to the rules and regulations of any Applicable Law in connection with the transactions contemplated by this Agreement.

Section 8.05                                Public Announcements. The Parties agree that no public release, announcement, or any other disclosure concerning any of the transactions contemplated hereby shall be made or issued by any Party without the prior written consent of both Parties (which consent shall not be unreasonably withheld or delayed), except to the extent such release, announcement, or disclosure may be required by Applicable Laws, in which case the Party required to make the release, announcement or disclosure shall allow the other Party, as applicable, reasonable time to comment on such release, announcement or disclosure in advance of such issuance or disclosure; but no notice is required if the disclosure is determined by the CannaSys’s legal counsel to be required under federal or state securities laws or exchange regulation applicable to CannaSys.

Section 8.06                                Expenses and Fees. Except as provided below, each Party shall be solely responsible for its own costs and expenses (including legal expenses, accounting expenses, and brokers or finders’ fees and expenses), and the costs and expenses of its affiliates, in connection with the preparation and negotiation of this Agreement and the consummation of the transactions contemplated by this Agreement. Notwithstanding the above and in consideration of CannaSys’s legal counsel’s services in connection with this Exchange and the preparation of prior documents and agreements relating to prior proposed transactions between the Parties and this transaction, MHB or the Company shall pay $7,500.00 to Kruse Landa Maycock Ricks, PLLC (“KLMR”) to be paid within 30 days after the Closing Date.

Section 8.07                                Organization of the Company.  The Parties shall cause to be drafted, and filed for public record in the state of Nevada, as required to organize the Company under the laws of the state of Nevada, which will be operated and governed in accordance with articles or a certificate of incorporation, bylaws, and other organizational documents (the “Company Charter”) and such other terms and conditions as are usually and customary in similar agreements between unrelated parties, to be completed and executed within 30 days after the execution of this agreement, as provided below.  The Company Charter and related organizational steps will be structured in a manner to consolidate the financial statements of the Company with the financial statements of CannaSys, subject to recognition of MHB minority interest.  Such consolidation treatment shall be effected through a greater than 50% voting interest held by CannaSys, board control of CannaSys, or any combination of the foregoing or other provisions as the parties may determine.

Section 8.08                                Shareholder Resale Lockup Agreements.  CannaSys shall use commercially reasonable efforts following the Closing Date to obtain the agreement of its officers, directors, and significant stockholders to limit resale of their common stock in CannaSys in such amounts and at such times as the board of directors of CannaSys may specify in such agreements.  MHB shall collaborate with CannaSys and use its best efforts to cause its principal stockholders to enter into similar agreements.

Article 9
Termination

Section 9.01                                Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

(a)           by the mutual consent of the board of directors of CannaSys and the board of directors of MHB;

(b)           by CannaSys or MHB, if the Closing shall not have occurred on or before November 3, 2015 (or such later date as may be mutually agreed to by the Parties);

(c)           by CannaSys in the event of any material breach by MHB of any of the agreements, representations, or warranties of MHB contained herein and the failure of MHB to cure such breach within seven days after receipt of notice from CannaSys requesting such breach to be cured; or

(d)           by MHB in the event of any material breach by CannaSys of any of the agreements, representations, or warranties of CannaSys contained herein and the failure of CannaSys to cure such breach within seven days after receipt of notice from MHB requesting such breach to be cured.

Section 9.02                                Notice of Termination.  Any party desiring to terminate this Agreement pursuant to Section 8.01 shall give notice of such termination to the other parties to this Agreement.

Section 9.03                                Effect of Termination.  In the event that this Agreement shall be terminated pursuant to this Article 8, all further obligations of the parties under this Agreement (other than sections 7.03 and 7.07) shall be terminated without further liability of any Party to the other. But nothing herein shall relieve any Party from liability for its willful breach of this Agreement.

Article 10
Miscellaneous

Section 10.01                                Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their permitted successors and assigns. No Party shall assign its rights and obligations under this Agreement without the written consent of the other Party.

Section 10.02                                Entire Agreement. This Agreement and its Exhibit represent the entire agreement between the Parties relating to the subject matter hereof, and no other course of dealing, understanding, employment, or other agreement, covenant, representation, or warranty, written or oral, except as set forth herein or in the documents to be delivered in connection with the transactions contemplated hereby, a copy of the form of which is attached hereto as Exhibit A, shall be of any force or effect. Any previous agreement, arrangement, understanding, or course of dealing is expressly merged into this Agreement. No amendment or modification hereof shall be effective until and unless the same shall have been set forth in writing and signed by the Parties.

Section 10.03                                Additional Documents. Each Party shall cooperate in good faith and with diligence and dispatch in preparing any additional or confirmatory documents requested by the other in order to effectuate the terms and conditions of this Agreement.

Section 10.04                                Notices. Any notice, demand, request, or other communication permitted or required under this Agreement shall be in writing and shall be deemed to have been given as of the date so delivered, if personally delivered; as of the date so sent, if transmitted by facsimile and receipt is confirmed by the facsimile operator of the recipient; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; and one day after the date so sent, if delivered by overnight courier service:

If to CannaSys to:

CannaSys, Inc.
Attn: Michael A. Tew
1720 South Bellaire Street, Suite 325
Denver, CO 80222
Phone: (800) 420-4866
Email: Michael.Tew@cannasys.com

with a copy to (which shall not constitute notice):

Kruse Landa Maycock & Ricks, PLLC
Attn:  Terrell W. Smith
136 East South Temple, 21st Floor
Salt Lake City, UT 84111
Phone: (801) 531-7090
Fax: (801) 531-7091
Email: TSmith@klmrlaw.com

If to MHB, to:

MHB, Inc.
Attn: Arnold Jay Boisdrenghien
5910 S. University Blvd, C-18 Unit 165
Littleton, CO 80121
Phone: 303.898.4571
Fax: 303.758.8111
Email: arnoldaj484@aol.com

with a copy to (which shall not constitute notice):

Bart and Associates, LLC
Attn: Ken Bart
8400 East Prentice Avenue
Suite 1500
Greenwood Village, CO 80111
Telephone: (720)-226-7511
Facsimile: (720)-528-7765
Email: kbart@kennethbartesq.com

and:

David H. Wollins
950 South Cherry Street, Suite 512
Denver, CO 80246
Telephone: 303.758.8900
Facsimile: 303.758.8111
Email: dwollins@dhwpc.law.com

Each Party may change its address by written notice in accordance with this section.

Section 10.05                                Nonwaiver; The rights and remedies of the Parties under this Agreement are cumulative and not alternative. Neither the failure nor any delay by any Party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by Applicable Law: (a) no claim or right arising out of this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other Party; (b) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one Party will be deemed to be a waiver of any obligation of such Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

Section 10.06                                Rules of Construction. The normal rules of construction that require the terms of an agreement to be construed most strictly against the drafter of such agreement are hereby waived since each Party has been represented by counsel in the drafting and negotiation of this Agreement.

Section 10.07                                Third-Party Beneficiaries. Each Party intends this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person other than the Parties.

Section 10.08                                Governing Law and Jurisdiction. This Agreement shall be shall be governed by, construed, interpreted, and enforced according to the laws of the state of Colorado, without giving effect to any choice or conflict of law provision or rule (whether the state of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Colorado.

Section 10.09                                Consent to Jurisdiction and Venue.

(a)           Each Party hereby consents to the jurisdiction of all state and federal courts located in Denver, Colorado, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of injunctive relief in connection with, this Agreement, including any proceeding relating to ancillary measures in aid of arbitration, provisional remedies, and interim relief, or any proceeding to enforce any arbitral decision or award. Each Party hereby expressly waives any and all rights to bring any suit, action, or other proceeding in or before any court or tribunal other than the courts described above and covenants that it shall not seek in any manner to resolve any dispute other than as set forth in this Agreement or to challenge or set aside any decision, award, or judgment obtained in accordance with the provisions hereof.

(b)           Each Party hereby expressly waives any and all objections it may have to venue, including the inconvenience of such forum, in any of such courts. In addition, each Party consents to the service of process by personal service or any manner in which notices may be delivered hereunder in accordance with this Agreement. Notwithstanding the aforementioned waiver of venue objection, each Party mutually agrees to initially attempt to resolve any dispute in Colorado, subject to the governing law provided above, before relocating to an alternate venue if necessary.

Section 10.10                                Waiver of Jury Trial. Each Party hereby voluntarily and irrevocably waives trial by jury in any action or other proceeding brought in connection with this Agreement or any of the transactions contemplated hereby.

Section 10.11                                Arbitration; Costs and Attorney Fees. Any dispute involving the interpretation, application, or enforcement of this Agreement shall be submitted to binding arbitration before the American Arbitration Association, whose rules applicable to commercial disputes shall apply except as modified by this section. The arbitration hearing shall take place in Denver, Colorado, before one arbitrator, who shall be a retired judge (unless none is reasonably available). The arbitrator shall submit written findings of fact and conclusions of law. The arbitrator shall have authority only to interpret and apply provisions of this Agreement and shall have no authority to add to, subtract from, or modify terms of this Agreement. The judgment of the arbitrator shall be binding and may be entered as a final judgment by any court having jurisdiction over the Parties. In the event that any Party shall initiate arbitration based on this Agreement, or take other permitted legal action for the enforcement or interpretation of any of the provisions of this Agreement, including such suit or action as may be necessary or germane to resolve or address any issues peculiar to federal bankruptcy law, the prevailing party in such action shall, in addition to whatever judgment is rendered or award granted on its behalf, be entitled to its reasonable costs and expenses in connection with such action, including reasonable attorney’s fees.

Section 10.12                                Severability. If any portion of this Agreement shall be finally determined by any court or governmental agency of competent jurisdiction to violate Applicable Law or otherwise not to conform to requirements of Applicable Law and, therefore, to be invalid, the Parties will cooperate to remedy or avoid the invalidity, but in any event, will not upset the general balance of relationships created or intended to be created between them as manifested by this Agreement and the instruments referred to herein. Except insofar as it would be an abuse of the foregoing principle, the remaining provisions hereof shall remain in full force and effect.

Section 10.13                                Time is of the Essence. Time is of the essence of this Agreement.

Section 10.14                                Counterparts; Execution. This Agreement may be executed in multiple counterparts of like tenor, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument. Counterpart signatures of this Agreement that are manually signed and delivered by facsimile transmission; by a uniquely, marked computer-generated signature; or by other electronic methods, shall be deemed to constitute signed original counterparts hereof and shall bind the Parties signing and delivering in such manner and shall be the same as the delivery of an original.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

CANNASYS, INC.

By: /s/ Michael Tew
Name: Michael Tew
Its: CEO

MHB, INC. d/b/a MILE HIGH BRANDS

By: /s/ Arnold Jay Boisdrenghien
Name: Arnold Jay Boisdrenghien
Its: CEO

EXHIBIT A
Gross Revenue Assignment

GROSS REVENUE ASSIGNMENT

FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which are hereby acknowledged by CANNASYS, INC., a Nevada corporation (“CannaSys”), MHB, INC., a Colorado corporation doing business as Mile High Brands (“MHB”), does hereby execute and deliver this Gross Revenue Assignment (this “Assignment”), effective as of November 3, 2015. CannaSys and MHB are hereinafter referred to individually, as a “Party,” or collectively, the “Parties.”

Recitals

Pursuant to that certain Share Exchange Agreement (“SEA”) dated of even date between the Parties (the “SEA”), MHB agreed to assign and transfer to CannaSys an amount equal to 10% of the Gross Revenues (as defined below) of MHB and in consideration of the SEA and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, is executing and delivering this Assignment pursuant to the SEA in order to effectuate the same.

Agreement

NOW THEREFORE, upon these premises, which are incorporated herein by this reference, MHB does hereby covenant, agree, assign, transfer, represent, and warrant as set forth below:

1.           Assignment; Operative Definitions

1.1.           In consideration of the SEA, MHB hereby assigns, transfers, and sets over unto CannaSys an amount equal to 10% of the Gross Revenues of MHB, commencing on 12:01 a.m., on November 3, 2015), continuing thereafter and payable as provided below, to have and to hold the same unto CannaSys and its successors and assigns, forever and perpetually, with the full power and authority to enforce, defend, sue for, and collect the same.

1.2.           When used herein, the term “Gross Revenues” shall mean all cash payments and the fair value of all noncash consideration actually received by MHB from any source and recognized or recognizable as gross revenue under generally accepted accounting principles consistently applied (“GAAP”), less only: (a) returns, refunds, credits, and allowances actually made or allowed by or to distributors, subcontractors, licensees or sublicensees, or other customers of MHB; (b) customary trade discounts (including anticipations) afforded to and actually taken by distributors, subcontractors, licensees or sublicensees, or other customers for any products or services of any kind or nature; and (c) taxes or tariffs assessed on sales or importation (only where applicable and when paid or payable by MHB), excluding only any distributions, dividends, fees, charges, or other amounts whatsoever received by MHB from CMHB, Inc., a Nevada corporation, the joint venture corporate entity owned and operated by the Parties in accordance with the SEA. “Gross Revenue” shall include cash consideration paid to MHB and the fair value, as determined in accordance with GAAP, of noncash consideration. MHB understands, agrees, and acknowledges that in the event that any sale or other disposition or transfer is made by or on behalf of MHB to any person, organization, middleman, distributor, subcontractor, licensee or sublicensee, or other entity of any kind that is, has been during the preceding 180 days, or becomes, within 180 days after the transaction in question, related or connected in any manner to MHB, or its officers, directors, or major shareholders (individually and/or collectively (a “Related Third Party”), the amount used for reporting Gross Revenue of such a sale or transfer shall always be the amount of cash or other consideration booked and/or received by MHB only from the first Party that is not a Related Third Party in the commercial chain for the sublease, license, or transfer to the final consumer or user. MHB’s receipt of a cash deposit, letter of credit, or other security to assure future payment does not constitute Gross Revenue until earned, in accordance with GAAP.

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1.3.           MHB shall, within 45 days of the end of each calendar quarter (a “Reporting Period”), furnish to CannaSys complete and accurate statements, signed and certified to be true and complete by a duly authorized officer of MHB, showing the following related to such Reporting Period:

(a)           MHB’s sales of all products and services produced and sold by MHB (“MHB Products”), including sale volume by units and Gross Revenue (without deductions of any kind) by country or region and by distribution channel;

(b)           any deductions or adjustments in accordance with the first sentence of Section 1.2; and

(c)           Gross Revenue payable to MHB.

1.4           At the same time as delivering such statement, MHB shall make a payment of the amount of Gross Revenues receivable during such Reporting Period and the amount paid to CannaSys respecting such Reporting Period. MHB shall submit statements in accordance with the foregoing even if no sales have been made by MHB during such Reporting Period. MHB Products are considered sold when invoiced, shipped, delivered and when MHB receives payment.

1.5           All payments hereunder shall be made in U.S. dollars without deduction whatsoever, including deduction of any expenses or withholding or other taxes that MHB is legally obligated to pay (amounts specified to be net of taxes payable by MHB). Payments shall be made in cleared funds to CannaSys by bank transfer to the account provided to MHB from time to time in writing.

1.6           When reasonably requested by CannaSys and with each Reporting Period), MHB shall provide CannaSys with: (a) copies of MHB’s most recent internal financial statements (and, if available, audited, compiled, or reviewed financial statements, including footnotes); and (b) an updated list of the names and addresses, to the extent known by MHB, of all manufacturing sources, subcontractors, distributors, suppliers, dealers, wholesalers, retailers, accounts and others which have been engaged in the design, manufacture, advertising, promotion, sale, distribution or other dealings with any or all of the MHB Products and related materials.

1.7           Overdue payments shall bear interest at the rate of 4% per annum.

1.8           MHB shall pay any withholding or similar taxes that MHB is legally obligated to pay in a timely manner and shall, on written request, promptly provide CannaSys with a receipt evidencing such payment.

1.9           CannaSys will not be liable for any withholding tax, including any interest, penalties, or other associated costs, relating to any withholding obligation imposed by the government or taxing authority of any country, state, province, municipality, or any other government jurisdiction arising as a result of sales by, or other commercial activities of, MHB or its subcontractors governed by this Assignment. MHB shall indemnify, reimburse, and otherwise hold harmless, CannaSys for any such costs imposed on CannaSys. MHB’s obligation to pay taxes shall survive any expiration or termination of this Assignment

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2.           Books and Records

2.1           MHB shall, at all times, keep and maintain complete and accurate books and records in connection with sales of MHB Products and the computation of Gross Revenues in respect thereof, including correspondence, banking, financial, and other records relating to the various items to be shown on the sales reports to be submitted under Section 1.3 hereof. Such books and records shall be available for inspection and audit at any time or times during reasonable business hours and upon reasonable notice by CannaSys or its authorized representatives. If CannaSys conducts an audit and inspection that discloses a deficiency of less than 5% between the amount found to be due to CannaSys and the amount actually paid or credited to CannaSys, then MHB shall pay CannaSys the amount of the deficiency plus interest at the rate set out in Section 1.7. In that circumstance, CannaSys shall bear the full costs and expenses of the audit. If the audit discloses a deficiency of 5% or more between the amount found to be due to CannaSys and the amount actually paid to CannaSys, then MHB shall, in addition to paying the deficiency together with interest as calculated above, promptly reimburse CannaSys and its representatives for all costs and expenses incurred in conducting such audit (including professional and staff fees and travel, accommodation, and local meal expenses).

2.2           CannaSys may, at its own expense, retain an independent certified public accounting firm, or other public accounting firm approved by MHB, to prepare a statement detailing the information required under Section 1.3. MHB shall cooperate with CannaSys and its accounting firm to provide them with access to MHB’s books, records, and business information relevant to the compilation and preparation of such a detailed statement.

2.3           Upon CannaSys’s written request, MHB shall provide CannaSys with true and correct copies of any internal financial statements (and if available, audited, compiled, or reviewed financial statements, including footnotes) that have been prepared by or for MHB for the requested fiscal year(s).

2.4           The exercise by CannaSys, in whole or in part or at any time or times, of the right to audit records and accounts or of any other right herein granted; the acceptance by CannaSys of any statement or statements; or the receipt and deposit by CannaSys of any payment tendered by or on behalf of MHB shall be without prejudice to any rights or remedies of CannaSys.

3.           Representations and Warranties

3.1           Each Party represents and warrants that: (a) it has the full right and authority to enter into this Assignment, perform its obligations, and grant the rights granted hereunder; and (b) its execution, delivery, and performance of this Assignment will not result in a breach of any material assignment or understanding to which it is a party or by which it or any of its material properties may be bound.

3.2           MHB represents and warrants that: (a) MHB is neither insolvent, nor shall be rendered insolvent by entering into this Assignment or the transactions contemplated hereunder; and (b) MHB is able to perform all obligations and make all payments contemplated hereunder.

3.3           Except as expressly set forth in this Assignment, and to the extent permitted by law, each Party expressly disclaims all warranties and representations, whether express, implied, or statutory, including any implied warranty of merchantability, noninfringement, or fitness for a particular purpose.

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4.           Indemnity

4.1           MHB shall indemnify, defend, and hold harmless CannaSys and its subsidiary and affiliated entities, and their respective directors, officers, employees, and agents, from and against any claims, liabilities, costs (including reasonable legal fees), damages, loss of profits or goodwill, or other loss (whether direct, indirect, or consequential) whatsoever arising out of or in connection with this Assignment, including: (a) the design, manufacture, sale, advertising, promotion, distribution, or use of MHB Products by MHB, any of its subcontractors, or any of their affiliates, employees, officers, directors, agents, and other representatives; (b) any use of the MHB Products by MHB; (c) any violation of any intellectual property rights used by MHB in connection with the MHB Products; (d) any alleged breach or breach by MHB or any of its subcontractors of any of the undertakings, representations, warranties, or other terms contained in this Assignment; (e) any violation or alleged violation of or other noncompliance with any law by MHB or any of subcontractors; (f) any alleged action or failure to act whatsoever by MHB; and (g) any sales or distribution by MHB or any of its subcontractors of the MHB Products to a country or region in which MHB Products may lawfully be sold or used. MHB shall cause each of its subcontractors to execute a similar indemnity provision in favor of MHB and CannaSys, which provision shall expressly identify CannaSys as an intended third-party beneficiary.

4.2           CannaSys shall indemnify, defend, and hold harmless MHB and its subsidiary and affiliated entities, and their respective directors, officers, employees, and agents, from and against any claims whatsoever arising out of or in connection with any alleged or actual material breach by CannaSys of any of its representations, warranties, or undertakings hereunder.

4.3           If an indemnifiable claim is made against an indemnified party, such party will promptly notify the indemnifying party of such claim. Failure to so notify the indemnifying party will not relieve the indemnifying party of any liability that the indemnifying party might have, except to the extent that such failure materially prejudices the indemnifying party’s legal rights. The indemnified party shall cooperate with the indemnifying party in the defense and/or settlement of such claims; but, the indemnifying party shall assume control of the defense of such claim. The indemnified party may participate in the defense of the claim at its own cost. Notwithstanding anything contained herein: (a) the indemnified party shall not enter into any settlement or compromise that provides for any remedy of the claim without the prior written approval of the indemnifying party, which approval will not be unreasonably withheld; and (b) MHB may not enter into any settlement or compromise that involves or affects any property, product, or assets of CannaSys without CannaSys’s prior written approval.

5.           General

5.1           Any notice, demand, request, or other communication permitted or required under this Assignment shall be in writing and shall be deemed to have been given as of the date so delivered, if personally delivered; as of the date so sent, if transmitted by facsimile and receipt is confirmed by the facsimile operator of the recipient; as of the date so sent, if sent by electronic mail and receipt is acknowledged by the recipient; and one day after the date so sent, if delivered by overnight courier service; addressed as follows:

If to CannaSys to:

CannaSys, Inc.
Attn: Michael A. Tew
1720 South Bellaire Street, Suite 325
Denver, CO 80222
Phone: (800) 420-4866
Email: Michael.Tew@cannasys.com

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If to MHB, to:

MHB, Inc.
Attn: Arnold Jay Boisdrenghien
5910 S. University Blvd, C-18 Unit 165
Littleton, CO 80121
Phone: 303.898.4571
Fax: 303.758.8111
Email: arnoldaj484@aol.com

with a copy to (which shall not constitute notice):

Bart and Associates, LLC
Attn: Ken Bart
8400 East Prentice Avenue
Suite 1500
Greenwood Village, CO 80111
Telephone: (720)-226-7511
Facsimile: (720)-528-7765
Email: kbart@kennethbartesq.com

and:

David H. Wollins
950 South Cherry Street, Suite 512
Denver, CO 80246
Telephone: 303.758.8900
Facsimile: 303.758.8111
Email: dwollins@dhwpc.law.com

Each Party, by notice duly given in accordance herewith, may specify a different address for the giving of any notice hereunder.

5.2           In the event that any section of this Assignment shall be deemed to be invalid or unenforceable, this shall not affect the legal enforceability of the Assignment as a whole, and the Parties may replace such invalid section with a mutually agreed enforceable replacement section, as close as possible in interpretation to the invalid section.

5.2           Nothing in this Assignment is intended on a proper construction to confer any benefit on any third party and no term will be enforceable by any third party.

5.3           Failure of any Party at any time to demand strict performance by the other of any of the undertakings, terms, or conditions set out in this Assignment shall not be construed as a continuing waiver or relinquishment thereof, and each Party may, at any time, demand strict and complete performance by the other of the said undertakings, terms, and conditions. No written waiver shall excuse the performance of any act other than those specifically referred to therein. The normal expiration of the term of this Assignment shall not relieve either Party of its respective obligations accruing prior thereto, nor impair or prejudice the respective rights of either Party against the other, which rights by their nature survive such expiration. Neither CannaSys nor MHB makes any warranties or representations except those specifically expressed herein. None of the terms of this Assignment may be modified or otherwise amended except by an express agreement in writing signed by the Parties.

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5.4           This Assignment does not constitute and shall not be construed as constituting an agency, partnership, or joint venture relationship between MHB and CannaSys. MHB shall have no right to obligate or bind CannaSys in any manner whatsoever, and nothing herein contained shall give or is intended to give any rights of any kind to any third persons.

5.5           This Assignment and the SEA contain the entire agreement between the Parties respecting its subject matter and shall replace and supersede any prior agreement or course of dealings or course of performance between the Parties, whether written or oral, pertaining to the subject matter hereof. Any amendment or variation hereto must be in writing and signed by both Parties. No purported course of dealings, conduct, or failure to act shall provide a basis for purported modification of this Assignment or for any waiver of any Party’s rights or obligations under this Assignment.

5.6           This Assignment shall be shall be governed by, construed, interpreted, and enforced according to the laws of the state of Colorado, without giving effect to any choice or conflict of law provision or rule (whether the state of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the state of Colorado.

5.7           If any question, disagreement, difference, or controversy shall arise among the Parties regarding any amount payable pursuant to this Agreement, such question, disagreement, difference, or controversy shall be resolved in accordance with this section as follows:

(a)           The question, disagreement, difference, or controversy to be resolved under this Assignment shall initially be discussed by the parties in a consultation (the “Consultation”) consisting of, on behalf of CannaSys, the chief executive officer of CannaSys and another party not an officer or director of CannaSys, and on behalf of MHB, the chief executive officer of MHB and another person who is not an officer or director of MHB. Any participant to the Consultation may be accompanied by an attorney. All participants in the Consultation must possess some expertise in business and accounting. The Party wishing to submit a matter for Consultation shall give to the other Party a notice (the “Notice of Consultation”) setting forth in reasonable detail the issue or issues to be addressed at the Consultation. Within 30 days after delivery of such Notice of Consultation, the members of the panel shall meet in person at a mutually convenient time and place to attempt for no less than three aggregate hours of person-to-person meetings to seek resolution of the matter described in the Notice of Consultation. The parties shall: (i) consult in good faith; (ii) exchange all documents that each believes to be relevant and material to the issue(s) in dispute; (iii) exchange written position papers stating their position on the dispute(s) supported by such facts and statements, certified as true and correct as the Party may deem appropriate; and (iv) engage and cooperate in such further inquiry or investigation as the Parties may deem appropriate. The Parties agree that the Consultation shall be confidential and inadmissible in evidence under the Colorado Rules of Civil Procedure.

(b)           Any matter unresolved after the Consultation described above within 25 days after the Notice of Consultation shall be settled by binding arbitration in accordance with the provisions of this section and the provisions of the Colorado Uniform Arbitration Act, C.R.S. §13-22-201 et seq. (the “Colorado Act”) The Party wishing to submit a matter to arbitration shall give to the other Party a notice of arbitration (the “Notice of Arbitration”) setting forth in reasonable detail the issue or issues to be submitted to arbitration and the remedy or remedies sought. The Notice of Arbitration shall not include any matter at issue not included in the Notice of Consultation. The other Party shall submit a responsive statement setting forth the other Party’s basis for the dispute (the “Response”).

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(c)           Within 20 days after delivery of the Notice of Arbitration, the Parties will agree upon an arbitrator or, if unable to agree, will seek court appointment of an arbitrator pursuant to the Colorado Act. Any arbitrator designated to serve in accordance with the provisions of this Assignment shall be disinterested and shall, by reason of education, experience, or both, be capable of evaluating financial statements and the presentation of information therein, but shall not be required to be a certified public accountant. When the arbitrator is appointed, the Parties shall jointly submit the initial Notice of Arbitration and Response.

(d)           Within 20 days from appointment of the arbitrator, each Party shall submit to the other Party and the arbitrator a written position paper stating the position of such Party with respect to the dispute, supported by statements of fact, testimony, documents, and other evidence certified to be true and correct, concerning the matters in issue.

(e)           The arbitration provided herein shall be conducted in Denver, Colorado. The arbitrator shall follow such rules in reaching his decision as he and the Parties shall agree upon, and otherwise as determined by the arbitrator in accordance with the Colorado Act. Within 20 days of appointing the arbitrator, the Parties and the arbitrator shall participate in an initial telephone conference.

(f)           At the direction of the arbitrator, the Parties shall be permitted to submit to the arbitrator written positions and arguments, but shall not be entitled to conduct discovery other than pursuant to the Colorado Act, which allows for a deposition when appropriate to make hearings fair, expeditious, and cost-effective. It shall be the duty of the arbitrator to resolve the issues in dispute as promptly as practicable after his appointment, but in any event within 30 days after his appointment. The arbitrator shall not have the power or authority to revoke, reform, or revise any portion of this Assignment or to award consequential, incidental, or punitive damages.

(g)           The determination of the issues by the arbitrator shall be binding upon the Parties for the purposes set forth in this Assignment and shall not be reviewable by any court except for reasons set forth in the Colorado Act.

(h)           The fees and expenses of the arbitrator and all other expenses, if any, of the arbitration shall be borne equally by the Parties, except as determined by the arbitrator. Notwithstanding the foregoing, the legal, witness, and other representation costs of a Party shall be borne by the Party to whom such expenses related.

(i)           Arbitration shall be the sole and exclusive remedy between the Parties respecting any dispute arising under this Assignment. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction. If any Party shall institute any court proceeding in an effort to resist arbitration and be unsuccessful in resisting arbitration or shall unsuccessfully contest the jurisdiction of any arbitration proceedings or forum over any matter that is the subject of this Assignment, the prevailing Party shall be entitled to recover from the unsuccessful Party the prevailing Party’s legal fees and any out-of-pocket expenses incurred in connection with the defense of such legal proceeding or its efforts to enforce its rights to arbitration as provided herein.

5.8           Each Party hereby voluntarily and irrevocably waives trial by jury in any action or other proceeding brought in connection with this Assignment or any of the transactions contemplated hereby.

5.9           No Party shall assign its rights and obligations under this Assignment without the written consent of the other Party. This Assignment shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their permitted successors and assigns.

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5.10           This Assignment may be executed in multiple counterparts of like tenor, each of which shall be deemed an original but all of which taken together will constitute one and the same instrument.  Counterpart signatures of this Assignment that are manually signed and delivered by facsimile transmission; by a uniquely, marked computer-generated signature; or by other electronic methods, shall be deemed to constitute signed original counterparts hereof and shall bind the Parties signing and delivering in such manner and shall be the same as the delivery of an original.

5.11           Each of the individuals signing this Assignment on behalf of a Party warrants and represents that such individual is duly authorized and empowered to enter into this Assignment and bind such Party hereto.

IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed as November 3, 2015.

CANNASYS, INC.

By: /s/ Michael Tew
Name: Michael Tew
Its: CEO

MHB, INC. d/b/a MILE HIGH BRANDS

By: /s/ Arnold Jay Boisdrenghien
Name: Arnold Jay Boisdrenghien
Its: CEO

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